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                                                              EXHIBIT 23.9

                       CONSENT OF DIRECTOR NOMINEE

  I hereby consent to being named as a nominee to the Supervisory Board of Chicago Bridge & Iron Company, N.V., a Netherlands corporation, in its Registration Statement on Form S-1 (Registration No. 333-18065) and related prospectus, and any amendments thereto, filed with the Securities Exchange Commission.

                                          Signed: /s/ Vincent L. Kontny

Dated: February 1, 1997